DocuSign Envelope ID: 5B4E8F52-59EA-478B-A056-6B829A851BED

Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

THIRD AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This THIRD AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this “Third

Amendment”) is made as of February 3, 2022, by and between the University of Pittsburgh – of the Commonwealth System of Higher Education, a non-profit corporation organized and existing under the laws of the Commonwealth of Pennsylvania (“University”) and iBio, Inc., (“Licensee”).

WHEREAS, University and Licensee have previously entered into an Exclusive License Agreement with an effective date of January 14, 2014, as previously amended by the parties on August 11, 2016, and November 2, 2020 (the “Agreement”); and

WHEREAS, the parties wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties hereby agree as follows:

1.Amendment Fee. The Licensee shall pay University an Amendment Fee in the amount of twenty-five thousand ($25,000) dollars which shall be due immediately upon the parties’ execution of this Amendment.

2.	Amendments to Agreement.

(a)	Section 3.2 (b)-(f) of the Agreement is hereby deleted and replaced in its entirety with the following:

“(b) File an Investigational New Drug application (IND) covering the Licensed Technology with the FDA or Foreign equivalent by December 31, 2023;

(c)Enrollment of first patient in a Phase I clinical trial or foreign equivalent covering the Licensed Technology by June 30, 2024;
(d)Enrollment of first patient in a Phase II clinical trial or foreign equivalent covering the Licensed Technology by September 30, 2025;
(e)Enrollment of first patient in a Phase III clinical trial or foreign equivalent covering the Licensed Technology by September 30, 2028; and
(f)Filing of the first BLA or foreign equivalent covering the Licensed Technology by March 31, 2032.”

(b)Section 4.1(b)iii of the Agreement is hereby deleted and replaced in its entirety with the following:

DocuSign Envelope ID: 5B4E8F52-59EA-478B-A056-6B829A851BED

“(iii) Ten Thousand Dollars ($10,000) due on the eight anniversary and each subsequent anniversary of Effective Date until the first commercial sale of Licensed Technology.”

(c)Section 4.1(d) of the Agreement is hereby deleted and replaced in its entirety with the following:
(d) Milestone payments, which shall be non-refundable and non-creditable against royalties, as follows;

“(i) [***] dosing the first patient in a Phase I clinical trial or foreign equivalent covering the Licensed Technology;

(ii)[***] dosing the first patient in a Phase II clinical trial or foreign equivalent covering the Licensed Technology;
(iii)[***] upon dosing the first patient in a Phase III clinical trial or foreign equivalent covering the Licensed Technology; and
(iv)[***] following First Commercial Sale of Licensed Technology.”

3.Miscellaneous.

(a)	Except as specifically amended above, all terms of the Agreement shall remain in full force and effect. To the extent that there are any inconsistencies between the terms of the Agreement and the terms of this Third Amendment, the terms of this Third Amendment shall prevail in effect.

(b)	The parties acknowledge that this Third Amendment and the Agreement set forth the entire understanding and intentions of the parties hereto as to the subject matter hereof and supersedes all previous understandings between the parties, written or oral, regarding such subject matter.

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DocuSign Envelope ID: 5B4E8F52-59EA-478B-A056-6B829A851BED

IN WITNESS WHEREOF, the parties represent and warrant that each has the authority to bind the party to this Agreement and hereto have executed this Third Amendment as of the date first written above.

UNIVERSITY OF PITTSBURGH – OF THE COMMONWEALTH SYSTEM OF HIGHER EDUCATION

By /s/ Evan Facher

Evan Facher, Ph.D., MBA

Director, Innovation Institute

Vice Chancellor for Innovation and Entrepreneurship LICENSEE – IBIO, INC.

By /s/ Martin Brenner

Name: Martin Brenner

Title:

Chief Scientific Officer